Exhibit 10.11

NEUROTROPE, INC.

AMENDMENT NO. 2 TO

PREFERRED STOCKHOLDERS AGREEMENT

This Amendment No. 2 (this “Amendment”) to Preferred Stockholders Agreement (as defined below) is made as of November 13, 2015 (the “Amendment Effective Date”), by and among the stockholders who are a party to the Stockholders Agreement and currently hold the majority of the Registrable Securities currently outstanding (each, a “Stockholder”, and collectively, the “Stockholders”) and Neurotrope, Inc., a Nevada corporation (the “Company”) (the Company and the Stockholders, collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in that certain Preferred Stockholders Agreement, dated as of August 23, 2013 (as amended, the “Stockholders Agreement”).

RECITALS

WHEREAS, the Parties are each a party to the Stockholders Agreement; and

WHEREAS, pursuant to Section 8.7 of the Stockholders Agreement, Section 2 of the Stockholders Agreement may be amended and the observance of any term of Section 2 may be waived (either generally or in a particular instance, and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; and

WHEREAS, and the Stockholders who have executed this Amendment currently hold the majority of the Registrable Securities currently outstanding; and

WHEREAS, the Parties desire to amend the Stockholders Agreement in order to amend and waive certain registration rights contained therein as such rights pertain to the registration obligations set forth in the Securities Purchase Agreement, dated November ___, 2015 (the “SPA”), by and among the Company and the Buyers (as such term is defined in the SPA), and the various agreements relating to the SPA, including the registration obligations pursuant to the Registration Rights Agreement, dated as of the same date as the SPA, by and among the Company and the Buyers (the “RRA”).

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and the execution of the other agreements referenced above, the Parties hereby agree as follows:

1.          Representations of the Company.

(a)          The Company hereby represents and warrants to the Stockholders that on December 1, 2014 it filed a registration statement on Form S-1 (SEC file number 333-200664) with the SEC, which was amended by the Company (by pre-effective amendments) and declared effective by the SEC on February 12, 2015 at 5:00 P.M. On April 8, 2015, the Company filed Post-Effective Amendment No. 1 to Form S-1 (on Form S-1/A) with the SEC with respect to the same registration statement, which was declared effective on May 11, 2015 (such registration statement as amended and supplemented from time-to-time, the “S-1 Registration Statement”). As of the date of this Amendment, the SEC has not issued a stop-order with respect to the S-1 Registration Statement.

(b)          With a view to making available to the Stockholders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Stockholder to sell securities of the Company to the public without registration or pursuant to an applicable registration statement, the Company shall make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144.

2.          Indemnification.

(a)          To the extent permitted by law, the Company will indemnify and hold harmless each selling Stockholder, and the partners, members, officers, directors, and stockholders of each such Stockholder; legal counsel and accountants for each such Stockholder; any underwriter (as defined in the Securities Act) for each such Stockholder; and each Person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Stockholder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Stockholder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)          To the extent permitted by law, each selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Stockholder selling securities in such registration statement, and any controlling Person of any such underwriter or other Stockholder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Stockholder expressly for use in connection with such registration; and each such selling Stockholder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Stockholder by way of indemnity or contribution under Sections 2 exceed the proceeds from the offering received by such Stockholder (net of any Selling Expenses paid by such Stockholder), except in the case of fraud or willful misconduct by such Stockholder.

(c)          Promptly after receipt by an indemnified party under this Section 2 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.

(d)          To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Stockholder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Stockholder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Stockholder’s liability pursuant to this Section 2 exceed the proceeds from the offering received by such Stockholder (net of any Selling Expenses paid by such Stockholder), except in the case of willful misconduct or fraud by such Stockholder.

(e)          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)          Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Stockholders under this Section 2 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

3.          Amendment of Section 2.2 (Company Registration). Pursuant to Section 8.7 of the Stockholders Agreement, Section 2.2 of the Stockholders Agreement is hereby amended to include the following as a new sentence following the last sentence of Section 2.2:

“Notwithstanding the foregoing, this Section 2.2 shall not apply and shall have no force or effect with respect to the registration statement(s) contemplated by the SPA, the RRA and related agreements.”

4.          Amendment of Section 2.10 (Limitations on Subsequent Registration Rights). Pursuant to Section 8.7 of the Stockholders Agreement, Section 2.10 of the Stockholders Agreement is hereby amended to include the following as a new sentence following the last sentence of Section 2.10:

“Notwithstanding the foregoing, this Section 2.10 shall not apply and shall have no force or effect with respect to the registration statement(s) contemplated by the SPA, the RRA and related agreements.”

5.          Amendment of Section 2.12 (Restrictions on Transfer). Pursuant to Section 8.7 of the Stockholders Agreement, Section 2.12 of the Stockholders Agreement is hereby amended and restated (both retroactively and prospectively) to read in its entirety as follows:

“2.12         Restrictions on Transfer.

“(a)          The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, that is not made in compliance with the provisions of the Securities Act.

“(b)          Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless resold pursuant to a Public Offering (as hereafter defined) or SEC Rule 144 or as otherwise permitted by the provisions of Subsection 2.12(c) hereof or as otherwise permitted by applicable securities laws) be stamped or otherwise imprinted with a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

“The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12. The provisions of Section 2, including without limitation the transfer restrictions pursuant to this Subsection 2.12 shall terminate and be of no further force and effect with respect to any (former) Restricted Securities following the sale or other transfer of such Restricted Securities pursuant to a Public Offering or SEC Rule 144 or as otherwise permitted by the provisions of Subsection 2.12(c) hereof or as otherwise permitted by applicable securities law.

“(c)          The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. If reasonably requested by the Company, any proposed transfer that is not made pursuant to an effective registration statement under the Securities Act shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. A stock certificate shall not bear a restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. The obligations set forth in this Subsection 2.12 are in addition to any other restrictions on transfer set forth in this Agreement.”

6.          Waiver of Section 6 (Lock-Up). The Company hereby waives any rights pursuant to Section 6 of the Stockholders Agreement.

7.          Conversion to Form S-3. Pursuant to Section 8.7 of the Stockholders Agreement, the Stockholders Agreement is hereby amended to include the following as a new Section 2.15:

“2.15         Conversion to Form S-3. Promptly following the filing of the Registration Statement (as such term is defined in the RRA) as contemplated in Section 2(a) of the RRA, if the Company is then eligible to do so, it shall prepare and file a post-effective amendment to the S-1 Registration Statement on Form S-3 with the United States Securities and Exchange Commission, to convert the S-1 Registration Statement into a registration statement on Form S-3.”

8.          Defined Terms. The parties hereby agree that the Stockholders Agreement is further amended to incorporate by reference the additional terms defined herein, including without limitation the definitions of SPA, RRA and S-1 Registration Statement.

9.          Waiver. The Company and the Stockholders hereby waive, retroactively and prospectively, any of the rights of the Stockholders of Registrable Securities under Section 2 of the Stockholders Agreement, to the extent such right conflicts or previously conflicted with the Stockholders Agreement as amended by this Amendment.

10.         Effect of this Amendment. This Amendment shall become effective upon execution by the Company and the Stockholders. There are no further changes to the terms of the Stockholders Agreement. Except as would be inconsistent with the terms of this Amendment, all other terms and conditions of the Stockholders Agreement shall remain in full force and effect and be unaffected by this Amendment. The Stockholders Agreement, as amended hereby, embodies the entire agreement and understanding between the Parties with respect to the subject matter thereof and hereof and supersedes all prior discussions, understandings and agreements concerning such subject matter.

11.         Facsimile and Counterparts. This Amendment may be executed in one or more counterparts by the Parties by signature of a person having authority to bind the Party, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which shall constitute but one and the same Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Preferred Stockholders Agreement to be executed as of the Amendment Effective Date.

NEUROTROPE, INC.

By:	/s/ Robert Weinstein

Name:	Robert Weinstein
Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer

[Amendment No. 2 Signature Page – Neurotrope, Inc.]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Preferred Stockholders Agreement to be executed as of the Amendment Effective Date.

STOCKHOLDER:

(Please complete and execute below using the signature block applicable to the stockholder. Please make sure that the signature block below reflects the same party that signed the Stockholders Agreement)

Individual Stockholder sign below:

(Print name of individual)

(Signature of individual)

Corporations, partnerships, trusts and other entities sign below:

NTR21 Holdings, LLC
(Print full legal name of entity)

By:	NTR21 Equities Corp.
(Signature of authorized signatory)

Name:	/s/ Charles S. Ramat
Charles S. Ramat

Title:	Managing Partner

[Amendment No. 2 Signature Page – Stockholders]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to Preferred Stockholders Agreement to be executed as of the Amendment Effective Date.

STOCKHOLDER:

(Please complete and execute below using the signature block applicable to the stockholder. Please make sure that the signature block below reflects the same party that signed the Stockholders Agreement)

Individual Stockholder sign below:

(Print name of individual)

(Signature of individual)

Corporations, partnerships, trusts and other entities sign below:

Northlea Partners, LLLP
(Print full legal name of entity)

By:	/s/John H. Abeles, MD
(Signature of authorized signatory)

Name:	John H. Abeles, MD

Title:	Managing Member

[Amendment No. 2 Signature Page – Stockholders]